FOR IMMEDIATE RELEASE

PENSKE AUTOMOTIVE REPORTS RECORD FIRST QUARTER RESULTS

Earnings Per Share From Continuing Operations Increases 14.9% to $0.85

•	Revenue Increases 11.4% to $4.5 Billion

• Same-store Retail Revenue Increases 4.6%

• Income from Continuing Operations Increases 13.7% to $76.4
Million

• EBITDA Increases 15.3% to $150.8 Million

BLOOMFIELD HILLS, MI, April 28, 2015 – Penske Automotive Group, Inc. (NYSE:PAG), an
international transportation services company, announced today that first quarter 2015 income from continuing operations increased 13.7% to $76.4 million, and related earnings per share increased
14.9% to $0.85 when compared to the same period last year. Total revenue increased 11.4% to $4.5 billion. Reported revenue and earnings per share from continuing operations were negatively impacted by approximately $185 million and $0.05 per share, respectively, from the strengthening of the U.S. dollar during the first quarter.

The revenue increase was driven by a 6.7% increase in total retail unit sales, including a 5.2% increase on a same-store basis. Gross profit improved 12.2% to $688.7 million, while operating income increased 12.3% to $135.6 million. “I am very pleased with the performance of our overall business in the first quarter,” said Penske Automotive Group Chairman Roger S. Penske. “Our retail automotive and U.S.-based commercial truck businesses continue to perform very well as our business posted record first quarter unit sales, revenue, income from continuing operations, and earnings per share performance. We look for the strength in these parts of our business to continue. However, in addition to the impact from exchange rates in the quarter, the challenging economic conditions faced by our Australian commercial vehicle distribution business resulted in a year-over-year decline of approximately $0.04 in earnings per share as the Australian heavy-duty truck market declined 14.3% in the first quarter of 2015.”

Automotive Retail Highlights of the First Quarter

•	Total Retail Unit Sales Increased 6.7% to 101,350

•	+4.2% in the United States; +11.4% Internationally

•	New unit retail sales +6.6%

•	Used unit retail sales +6.7%

•	Same-store Retail Revenue Increased 4.6%

•	New +4.1%; Used +5.5%; Finance & Insurance +5.2%; Service and Parts +3.6%

•	+5.3% in the United States; +3.5% Internationally

•	Excluding foreign exchange, same-store retail revenue increased 8.8%

•	Average Transaction Price Per Unit

•	New $40,086; -0.7%

•	Used $26,554; Flat

•	Average Gross Profit Per Unit

•	New $3,146, +$19/unit; Gross Margin 7.8%, Flat

•	Used $1,758, -$164/unit; Gross Margin 6.6%, -60 basis points

•	Finance & Insurance $1,096, -$3/unit

Acquisitions

During the three months ended March 31, 2015, the company acquired two commercial truck dealerships, Freightliner of Knoxville and Freightliner of Chattanooga, which are expected to contribute estimated annualized revenues of approximately $200 million. Additionally, the company acquired a Land Rover retail automotive dealership located in Darien, Connecticut, with estimated annualized revenues of approximately $50 million.

Share Repurchases

During the three months ended March 31, 2015 the company repurchased 283,000 shares of common stock for approximately $14.0 million, or $49.25 per share. As of March 31, 2015, the company has a remaining share repurchase authorization of $136.0 million.

Conference Call

Penske Automotive will host a conference call discussing financial results relating to the first quarter of 2015 on April 28, 2015, at 2:00 p.m. Eastern Daylight Time. To listen to the conference call, participants must dial (800) 288-8975 [International, please dial (612) 332-0802]. The call will also be simultaneously broadcast over the Internet through the Investor Relations section of the Penske Automotive Group website. Additionally, an investor presentation relating to the first quarter 2015 financial results has been posted to the company’s website. To access the presentation or to listen to the company’s webcast, please refer to www.penskeautomotive.com.

About Penske Automotive

Penske Automotive Group, Inc., (NYSE:PAG) headquartered in Bloomfield Hills, Michigan, is an international transportation services company that operates automotive and commercial truck dealerships principally in the United States and Western Europe, and distributes commercial vehicles, diesel engines, gas engines, power systems and related parts and services principally in Australia and New Zealand. PAG employs more than 22,000 people worldwide and is a member of the Fortune 500 and Russell 2000. For additional information, visit the company’s website at www.penskeautomotive.com.

Non-GAAP Financial Measures

This release contains certain non-GAAP financial measures as defined under SEC rules, such as earnings before interest, taxes, depreciation and amortization (“EBITDA”). The company has reconciled these measures to the most directly comparable GAAP measures in the release. The company believes that these widely accepted measures of operating profitability improve the transparency of the company’s disclosures and provide a meaningful presentation of the company’s results from its core business operations excluding the impact of items not related to the company’s ongoing core business operations, and improve the period-to-period comparability of the company’s results from its core business operations. These non-GAAP financial measures are not substitutes for GAAP financial results, and should only be considered in conjunction with the company’s financial information that is presented in accordance with GAAP.

Caution Concerning Forward Looking Statements

Statements in this press release may involve forward-looking statements, including forward-looking statements regarding Penske Automotive Group, Inc.’s future sales potential. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others: economic conditions generally, conditions in the credit markets and changes in interest rates, adverse conditions affecting a particular manufacturer, including the adverse impact to the vehicle and parts supply chain due to natural disasters or other disruptions that interrupt the supply of vehicles or parts to us, changes in consumer credit availability, the outcome of legal and administrative matters, and other factors over which management has limited control. These forward-looking statements should be evaluated together with additional information about Penske Automotive’s business, markets, conditions and other uncertainties, which could affect Penske Automotive’s future performance. These risks and uncertainties are addressed in Penske Automotive’s Form 10-K for the year ended December 31, 2014, and its other filings with the Securities and Exchange Commission (“SEC”). This press release speaks only as of its date, and Penske Automotive disclaims any duty to update the information herein.

Find a vehicle: http://www.penskecars.com
Engage Penske Automotive: http://www.penskesocial.com
Like Penske Automotive on Facebook: https://facebook.com/PenskeCars
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Inquiries should contact:

David K. Jones Executive Vice President and Chief Financial Officer Penske Automotive Group, Inc. 248-648-2800 dave.jones@penskeautomotive.com	Anthony R. Pordon Executive Vice President Investor Relations and Corporate Development Penske Automotive Group, Inc. 248-648-2540 tpordon@penskeautomotive.com

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PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Statements of Income
(Amounts In Millions, Except Per Share Data)
(Unaudited)

	Three Months Ended
	March 31,
				Increase/
	2015		2014	(Decrease)
Revenue	$4,471.1		$4,015.2	11.4%
Cost of Sales	3,782.4	?	3,401.2	11.2%

Gross Profit	$688.7	?	$614.0	12.2%
SG&A Expenses	534.5	?	477.2	12.0%
Depreciation	18.6		16.1	15.5%

Operating Income	$135.6		$120.7	12.3%
Floor Plan Interest Expense	(10.1)		(11.1)	-9.0%
Other Interest Expense	(16.3)		(12.4)	31.5%
Equity in Earnings of Affiliates	6.7		5.1	31.4%

Income from Continuing Operations Before Income Taxes	$115.9		$102.3	13.3%
Income Taxes	(38.8)		(34.7)	11.8%

Income from Continuing Operations	$77.1		$67.6	14.1%
(Loss)/Income from Discontinued Operations, net of tax	(1.2)		0.3	nm

Net Income	$75.9		$67.9	11.8%
Less: Income Attributable to Non-Controlling Interests	0.7		0.4	75.0%

Net Income Attributable to Common Shareholders	$75.2		$67.5	11.4%

Income from Continuing Operations Per Share	$0.85		$0.74	14.9%

Income Per Share	$0.83		$0.75	10.7%

Weighted Average Shares Outstanding	90.3		90.5	-0.2%

Amounts Attributable to Common Shareholders:
Reported Income from Continuing Operations	$77.1		$67.6	14.1%
Less: Income Attributable to Non-Controlling Interests	0.7		0.4	75.0%

Income from Continuing Operations, net of tax	$76.4		$67.2	13.7%
(Loss)/Income from Discontinued Operations, net of tax	(1.2)		0.3	nm

Net Income Attributable to Common Shareholders	$75.2		$67.5	11.4%

nm – not meaningful

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Condensed Balance Sheets
(Amounts In Millions)
(Unaudited)

	March 31,	December 31,
	2015	2014
Assets:
Cash and Cash Equivalents	$66.8	$36.3
Accounts Receivable, Net	746.4	701.4
Inventories	2,885.7	2,819.2
Other Current Assets	106.7	124.7
Assets Held for Sale	62.2	186.1

Total Current Assets	3,867.8	3,867.7
Property and Equipment, Net	1,326.6	1,328.8
Intangibles	1,657.7	1,652.5
Other Long-Term Assets	375.5	379.2

Total Assets	$7,227.6	$7,228.2

Liabilities and Equity:
Floor Plan Notes Payable	$1,915.8	$1,812.6
Floor Plan Notes Payable – Non-Trade	1,021.5	920.5
Accounts Payable	454.1	417.6
Accrued Expenses	342.9	310.3
Current Portion Long-Term Debt	34.5	36.6
Liabilities Held for Sale	43.3	132.7

Total Current Liabilities	3,812.1	3,630.3
Long-Term Debt	1,174.1	1,316.0
Other Long-Term Liabilities	570.0	600.7

Total Liabilities	5,556.2	5,547.0
Equity	1,671.4	1,681.2

Total Liabilities and Equity	$7,227.6	$7,228.2

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2015	2014
Geographic Revenue Mix:
U.S.	60%	58%
U.K.	36%	38%
Other International	4%	4%

Total	100.0%	100.0%

Revenue: (Amounts in Millions)
Retail Automotive	$4,175.0	$3,919.2
U.S. Commercial Trucks	192.7	—
Commercial Vehicles Australia/Power Systems and Other	103.4	96.0
Total	$4,471.1	$4,015.2

Gross Profit: (Amounts in Millions)
Retail Automotive	$628.1	$597.7
U.S. Commercial Trucks	32.8	—
Commercial Vehicles Australia/Power Systems and Other	27.8	16.3
Total	$688.7	$614.0

Gross Margin:
Retail Automotive	15.0%	15.3%
U.S. Commercial Trucks	17.0%	—
Commercial Vehicles Australia/Power Systems and Other	26.9%	17.0%
Total	15.4%	15.3%

PENSKE AUTOMOTIVE GROUP, INC.
Consolidated Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
			Increase/
	2015	2014	(Decrease)
Operating Items as a Percentage of Revenue:
Gross Profit	15.4%	15.3%	10 bps
Selling, General and Administrative Expenses	12.0%	11.9%	10 bps
Operating Income	3.0%	3.0%	—
Inc. From Cont. Ops. Before Inc. Taxes	2.6%	2.5%	10 bps
Operating Items as a Percentage of Total Gross Profit:
Selling, General and Administrative Expenses	77.6%	77.7%	-10 bps
Operating Income	19.7%	19.7%	—

	Three Months Ended
	March 31,
	2015	2014	Increase/ (Decrease)
(Amounts in Millions)
EBITDA*	$150.8	$130.8	15.3%
Rent Expense	$49.9	$46.1	8.2%
Floorplan Credits	$6.7	$6.1	9.8%

*	See the following Non-GAAP reconciliation table.

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2015	2014	Increase/ (Decrease)
Retail Automotive Units:
New Retail	53,293	49,994	6.6%
Used Retail	48,057	45,028	6.7%

Total Retail Units	101,350	95,022	6.7%

Retail Automotive Revenue: (Amounts in Millions)
New Vehicles	$2,136.3	$2,017.3	5.9%
Used Vehicles	1,276.1	1,195.2	6.8%
Finance and Insurance, Net	111.1	104.5	6.3%
Service and Parts	437.3	415.4	5.3%
Fleet and Wholesale	214.2	186.8	14.7%

Total Revenue	$4,175.0	$3,919.2	6.5%

Retail Automotive Gross Profit: (Amounts in Millions)
New Vehicles	$167.6	$156.4	7.2%
Used Vehicles	84.5	86.5	-2.3%
Finance and Insurance, Net	111.1	104.5	6.3%
Service and Parts	260.3	246.0	5.8%
Fleet and Wholesale	4.6	4.3	7.0%

Total Gross Profit	$628.1	$597.7	5.1%

Retail Automotive Revenue per Vehicle Retailed:
New Vehicles	$40,086	$40,350	-0.7%
Used Vehicles	26,554	26,544	—
Retail Automotive Gross Profit per Vehicle Retailed:
New Vehicles	$3,146	$3,127	0.6%
Used Vehicles	1,758	1,922	-8.5%
Finance & Insurance	1,096	1,099	-0.3%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2015	2014
Retail Automotive Revenue Mix Percentages:
New Vehicles	51.2%	51.5%
Used Vehicles	30.6%	30.5%
Finance and Insurance, Net	2.7%	2.7%
Service and Parts	10.5%	10.6%
Fleet and Wholesale	5.0%	4.7%

Total	100.0%	100.0%

Retail Automotive Gross Profit Mix Percentages:
New Vehicles	26.7%	26.2%
Used Vehicles	13.5%	14.5%
Finance and Insurance, Net	17.7%	17.5%
Service and Parts	41.4%	41.2%
Fleet and Wholesale	0.7%	0.6%

Total	100.0%	100.0%

	Three Months Ended
	March 31,
	2015	2014	Increase/ (Decrease)
Retail Automotive Operating Items as a Percentage of Revenue:
Gross Profit:
New Vehicle	7.8%	7.8%	—
Used Vehicle	6.6%	7.2%	-60 bps
Service and Parts	59.5%	59.2%	30 bps
Fleet and Wholesale	2.1%	2.3%	-20 bps

Total Gross Profit	15.0%	15.3%	-30 bps

PENSKE AUTOMOTIVE GROUP, INC.

Retail Automotive Operations
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2015	2014
Retail Automotive Revenue Mix:
Premium:
BMW / MINI	27%	25%
Audi	13%	14%
Mercedes-Benz	10%	10%
Land Rover	7%	7%
Porsche	5%	5%
Lexus	4%	4%
Ferrari / Maserati	2%	2%
Acura	1%	1%
Bentley	1%	1%
Others	2%	3%

Total Premium	72%	72%
Volume Non-U.S.:
Toyota	11%	11%
Honda	7%	8%
Volkswagen	3%	2%
Nissan	1%	1%
Others	2%	2%

Total Volume Non-U.S.	24%	24%
U.S.:
General Motors / Chrysler / Ford	4%	4%

Total	100%	100%

Retail Automotive Geographic Revenue Mix:
U.S.	60%	59%
U.K.	38%	39%
Other International	2%	2%

Total	100%	100%

PENSKE AUTOMOTIVE GROUP, INC.
Retail Automotive Operations
Same-Store
Selected Data
(Unaudited)

	Three Months Ended
	March 31,
	2015	2014	Increase/ (Decrease)
Retail Automotive Same-Store Units:
New Retail	52,384	49,857	5.1%
Used Retail	47,364	44,976	5.3%

Total Same-Store Units Retailed	99,748	94,833	5.2%

Retail Automotive Same-Store Retail Revenue: (Amounts in Millions)
New Vehicles	$2,093.0	$2,010.0	4.1%
Used Vehicles	1,259.5	1,193.5	5.5%
Finance and Insurance, Net	109.7	104.3	5.2%
Service and Parts	429.2	414.2	3.6%

Total Same-Store Retail Revenue	$3,891.4	$3,722.0	4.6%

Retail Automotive Same-Store Retail Gross Profit: (Amounts in Millions)
New Vehicles	$164.9	$155.8	5.8%
Used Vehicles	83.5	86.4	-3.4%
Finance and Insurance, Net	109.7	104.3	5.2%
Service and Parts	255.9	245.4	4.3%

Total Same-Store Retail Gross Profit	$614.0	$591.9	3.7%

Retail Automotive Same-Store Revenue per Vehicle Retailed:
New Vehicles	$39,956	$40,316	-0.9%
Used Vehicles	26,591	26,537	0.2%
Retail Automotive Same-Store Gross Profit per Vehicle Retailed:
New Vehicles	$3,148	$3,126	0.7%
Used Vehicles	1,763	1,921	-8.2%
Finance & Insurance	1,100	1,100	—

PENSKE AUTOMOTIVE GROUP, INC.
U.S. Commercial Truck Operations
Selected Data
(Unaudited)

Three Months Ended
March 31, 2015
U.S. Commercial Truck Units:
New Retail	1,039
Used Retail	296

Total Truck Units	1,335

U.S. Commercial Truck Revenue: (Amounts in Millions)
New Vehicles	$102.2
Used Vehicles	15.9
Finance and Insurance, Net	1.3
Service and Parts	63.1
Lease, Rental & Wholesale	10.2

Total Revenue	$192.7

U.S. Commercial Truck Gross Profit: (Amounts in Millions)
New Vehicles	$4.9
Used Vehicles	1.7
Finance and Insurance, Net	1.3
Service and Parts	23.4
Lease, Rental & Wholesale	1.5

Total Gross Profit	$32.8

U.S. Commercial Truck Revenue per Vehicle:
New Vehicles	$98,345
Used Vehicles	$53,700
U.S. Commercial Truck Gross Profit per Vehicle:
New Vehicles	$4,691
Used Vehicles	$5,882
Finance and Insurance	$1,008
U.S. Commercial Truck Operating Items as a Percentage of Revenue:
Gross Profit:
New Vehicle	4.8%
Used Vehicle	10.7%
Service and Parts	37.1%
Lease, Rental & Wholesale	14.7%

Total Gross Profit	17.0%

Note: Acquired in November 2014; therefore, results shown are for only the three-month period ending March 31, 2015.

PENSKE AUTOMOTIVE GROUP, INC.

Consolidated Non-GAAP Reconciliations
(Unaudited)

The following table reconciles reported net income to earnings before interest, taxes, depreciation and amortization (“EBITDA”) for the three months ended March 31, 2015, and 2014:

	Three Months Ended
	March 31,
(Amounts in Millions)	2015	2014	Increase/ (Decrease)
Net Income	$75.9	$67.9	11.8%
Depreciation	18.6	16.1	15.5%
Other Interest Expense	16.3	12.4	31.5%
Income Taxes	38.8	34.7	11.8%
Loss/(Income) from Discontinued Operations, net of tax	1.2	(0.3)	nm

EBITDA	$150.8	$130.8	15.3%

nm – not meaningful

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